UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 1, 2010

SINOBIOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-144910	26-3002371
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8 Zhong Tian Road, Nantong City, Jiangsu Province, People’s Republic of China 226009
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 51-385328336

Copies to:
Gregory Sichenzia, Esq.
Jessica Yuan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 1, 2010, the Board of Directors of Sinobiopharma, Inc. (the “Company”) approved the establishment of an Audit, Compensation, and Nominating Committee and adopted a Code of Ethics.  A copy of the code of ethics is provided as Exhibit 14.1 hereto.  The Company’s Audit Committee now comprises three independent board members, namely, Du Wang (Chairman), Hoki Luk, and Yuanwei Chen.  The Company’s Compensation Committee similarly comprises three independent board members, namely, Yuanwei Chen (Chairman), Eric Shi and Hoki Luk. The Company’s Nominating Committee also comprises three independent board members, namely Yuanwei Chen (Chairman), Du Wang and Eric Shi.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

14.1	Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2010

SINOBIOPHARMA, INC.

By:	/s/ Lequn Huang
Lequn Huang
Chief Executive Officer